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                                                                   EXHIBIT 10.32

                               LETTER OF AGREEMENT

12th November 2002

It is hereby agreed that the words "change of chief executive officer" be deleted from clause 7 of the agreement between Usborne and EDC dated 25th November 1998.

Except as amended by this agreement, clause 7 remains in full force and effect in accordance with its terms as originally executed.

Signed /s/ Randall White
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Randall White for EDC

Signed /s/ Peter Usborne
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Peter Usborne for Usborne Publishing Ltd.